UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant    ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

AIR INDUSTRIES GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

May 6, 2022

Dear Stockholders:

The 2022 Annual Meeting of Stockholders of Air Industries Group will be held on Wednesday, June 22, 2022, at 10:00 a.m. Eastern Time at the offices of our subsidiary, Sterling Engineering Corp., 236 New Hartford Road, Barkhamsted, Connecticut 06063. The formal Notice of Annual Meeting and other proxy materials are enclosed.

Sterling’s offices have resumed normal operations. Nevertheless, in light of the continued concerns related to COVID-19 we remind stockholders who desire to appear in person that they will be required to abide by any safety measures required at Sterling’s offices on the day of the Annual Meeting. We strongly recommend that to avoid unnecessarily placing our stockholders, employees and community at risk, stockholders who desire to attend this year’s Annual Meeting do so by calling in to the following toll-free number to listen to the meeting live and ask questions of those of our officers who attend the meeting: 888-378-4398 Passcode 468361. If you plan to listen to the meeting, please call in 5 minutes before the scheduled start time. We ask that you allow us first to conclude the formal portion of the meeting and should you desire to do so, then ask your questions. If you plan to attend the Annual Meeting in person or listen through the toll-free number, we recommend that you still vote your shares by proxy card, via the internet or telephone as described below to ensure that your vote is counted. You will not be able to vote your shares via the internet or telephone during the meeting.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. As with every Annual Meeting it is important that your views be represented and we ask that you vote by proxy card, the internet or telephone as described below. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on June 21, 2022.

If we need to limit attendance at the Annual Meeting as a result of governmental orders, we will make a public announcement advising you of the measures we intend to take.

Thank you for your understanding. We appreciate your investment in Air Industries Group and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Luciano Melluzzo
President and Chief Executive Officer

AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2022 Annual Meeting of Stockholders of Air Industries Group will be held at the offices of our subsidiary, Sterling Engineering Corp., 236 New Hartford Road, Barkhamsted, Connecticut 06063 on Wednesday, June 22, 2022, beginning at 10:00 a.m. Eastern Time for the following purposes:

1.	To elect six directors;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To conduct an advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement;

4.	To approve the Air Industries Group 2022 Equity Incentive Plan; and

5.	To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 28, 2022, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

/s/ Luciano Melluzzo
President and Chief Executive Officer

May 6, 2022

Please mark, sign and date the enclosed proxy card and

return it promptly in the enclosed self-addressed, stamped envelope.

To vote via the Internet or telephone:

Internet: www.proxyvote.com

Phone: 1-800-690-6903

Documents Accompanying this Proxy Statement:

Annual Report on Form 10-K for the Year Ended December 31, 2021

i

AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Air Industries Group, a Nevada corporation (the “Company,” “we,” “our” or “us”), of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Wednesday, June 22, 2022 beginning at 10:00 a.m., Eastern Time, at the offices of our subsidiary, Sterling Engineering Corp., 236 New Hartford Road, Barkhamsted, Connecticut 06063.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share (“Common Stock”), on or about May 6, 2022. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock as of April 28, 2022 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of our Common Stock on the Record Date are entitled to one vote for each share held of record on the Record Date.

2.	How many shares of Common Stock are “outstanding”?

As of April 28, 2022, there were 32,183,221 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Air Industries Group.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm for fiscal 2022 but may not vote your shares on the election of directors or any of the other proposals to be voted on at the Annual Meeting.

4.	Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we are permitted to furnish proxy materials, including this proxy statement and our annual report, to stockholders by providing access to these documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they so request. Instead, the notice provides instructions on how to access and review the proxy materials on the Internet. The notice also provides instructions on how to submit your proxy and voting instructions via the Internet. If you would like to receive a printed copy or an electronic copy (via email) of our proxy materials, please follow the instructions for requesting the materials in the notice.

5.	How do I vote?

You may vote using any of the following methods:

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By telephone or on the Internet

We have established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 21, 2022.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.

Telephone. You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet. The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting in person may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting. If you listen to the Annual Meeting via the toll-free telephone number provided above, you will not be able to vote your shares during the meeting.

Your vote is important. Please complete your proxy card promptly or vote by telephone or internet as described above to ensure that your vote is received timely even if you plan on attending the Annual Meeting or listening via the toll-free number.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	giving written notice to the Corporate Secretary of the Company;

●	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

●	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” election of each of the nominees to our Board of Directors named herein; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; “FOR” the adoption of our 2022 Equity Incentive Plan; and “FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, which votes represent the recommendations of the Board with respect to such matters. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf as they deem appropriate.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Marcum LLP as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the approval of the compensation of our executive officers as disclosed in this Proxy Statement or the approval of our 2022 Equity Incentive Plan or any other proposal to be voted on at the Annual Meeting, in which case a broker non-vote will occur and your shares will not be voted on these matters.

10.	What is a quorum for the Annual Meeting?

The presence of the holders of shares of common stock representing 16,091,611 votes, a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the six persons receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected.  Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

Ratification of Marcum LLP as our independent registered public accounting firm

The votes cast “for” must exceed the votes cast “against” to approve the ratification of Marcum LLP as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.

Adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers.

The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, our executive compensation. Abstentions are not counted as votes “for” or “against” this proposal.

Approval of Air Industries Group 2022 Equity Incentive Plan

The votes cast “for” must exceed the votes cast “against” to approve the Air Industries Group 2022 Equity Incentive Plan. Abstentions are not counted as votes “for” or “against” this proposal.

12.	How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

●	FOR the election of each of the director nominees named in this Proxy Statement;

●	FOR ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	FOR approval of the advisory resolution on executive compensation; and

●	FOR approval of our 2022 Equity Incentive Plan.

13.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

14.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Issuer Corporate Solutions, Inc. to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE

Election of Directors

Nominees

At the Annual Meeting, six directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors, are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his successor has been elected and qualified. All of the nominees for director currently serve as directors.

Each nominee has consented to being named as a nominee in this proxy statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The six nominees receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies.

Name of Nominee	Age
Michael N. Taglich	56
Robert F. Taglich	55
David J. Buonanno	66
Peter D. Rettaliata	71
Michael Brand	63
Michael D. Porcelain	53

Michael N. Taglich has been Chairman of our Board of Directors since 2008. He is Chairman and President of Taglich Brothers, a New York City based securities firm which he co-founded in 1992. Mr. Taglich is currently Chairman of the Board of Mare Island Dry Dock LLC, a company engaged in ship repair services, He also serves as a Director of two other public companies, Bridgeline Digital Inc. and Decision Point Systems Inc., as well as a number of private companies. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a Director.

Robert F. Taglich has been a director of our Company since 2008. He is a Managing Director of Taglich Brothers, which he co-founded in 1992. Prior to founding Taglich Brothers, Mr. Taglich was a Vice President at Weatherly Securities. Mr. Taglich has served in various positions in the securities brokerage industry for the past 25 years. Mr. Taglich holds a Bachelor’s degree from New York University. Mr. Taglich’s extensive experience in the capital markets and his knowledge of the aerospace industry qualify him to serve as a Director.

David J. Buonanno has been a director of our Company since 2008. He is the Founder and President of Buonanno Enterprises Consulting, providing strategic management, supply chain/operations and recruitment services to aerospace and defense industry clients. Mr. Buonanno has extensive experience in manufacturing, supply management and operations. He was employed by Sikorsky Aircraft, Inc., a subsidiary of United Technologies Corporation, as Vice President, Supply Management and International Offset (from January 1997 to July 2006) and as Director, Systems Subcontracts (from November 1992 to January 1997). From May 1987 to November 1992, he was employed by General Electric Company serving as Operations Manager and Manager, Program Materials Management of GE’s Astro-Space Division. From June 1977 to May 1987, he was employed by RCA and affiliated companies. Mr. Buonanno attended Lehigh University College of Electrical Engineering and holds a B.S. in Business Administration from Rutgers University. He completed the Program for Management Development at Harvard Business School in 1996. Mr. Buonanno’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a Director.

Peter D. Rettaliata has been a director of our Company since 2005. He served as our Acting President and Chief Executive Officer from March 2, 2017 to November 15, 2017, and served as our President and Chief Executive Officer from November 30, 2005 to December 31, 2014. He also served as the President of our wholly-owned subsidiary, AIM, from 1994 to 2008. Prior to his involvement at AIM, Mr. Rettaliata was employed by Grumman Aerospace Corporation for twenty-two years, where he attained the position of the Senior Procurement Officer. Professionally, Mr. Rettaliata has served as the Chairman of “ADDAPT”, an organization of regional aerospace companies, as a member of the Board of Governors of the Aerospace Industries Association, and as a member of the Executive Committee of the AIA Supplier Council. He is a graduate of Niagara University where he received a B.A. in History and Harvard Business School where he completed the PMD Program. Mr. Rettaliata’s extensive experience in the aerospace industry and his knowledge of our operations qualify him to serve as a Director.

Michael Brand has been a director of our Company since 2012, and from March 2017 to November 2017 served as a consultant to our company focused on day to day production issues, scheduling of the products to be manufactured and related operational issues such as the maintenance of appropriate inventory levels. He was the President of Goodrich Landing Gear, a unit of Goodrich Corporation, from July 2005 to June 2012. Prior to joining Goodrich for over 25 years he held senior management positions in the Aerospace industry. He began his career at General Electric Corporation and rose to senior management in its jet engine manufacturing operations. Mr. Brand is a graduate of Clarkson University, with advanced degrees and certificates from Xavier University and the Wharton School. Mr. Brand’s extensive experience in the aerospace and defense industries and familiarity with the operations of companies in the industry qualify him to serve as a Director.

Michael Porcelain has been a director of our Company since 2017. Since January 2022, he has severed as President and Chief Executive Officer (“CEO”) and a member of the Board of Directors of Comtech Telecommunications Corp. (“Comtech”), a publicly traded company and a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies. He was first appointed President of Comtech in January 2020 and also served as Comtech’s Chief Operating Officer since October 2018.  Prior to holding these positions, he served as Comtech’s Chief Financial Officer from 2006 through 2018, and from 2002 to March 2006, he served as Comtech’s Vice President of Finance and Internal Audit. From 1998 to 2002, Mr. Porcelain was Director of Corporate Profit and Business Planning for Symbol Technologies, a mobile wireless information solutions company. Previously, he spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers. In March 2021, Mr. Porcelain was elected to the Board of Directors of The Fund for Modern Court, an independent court reform organization that advocates for the improvements of the New York State Court system to ensure a diverse, highly qualified, and independent judiciary. Since 1998, he has owned and operated The Independent Adviser Corporation, a privately held company which holds the rights to use certain intellectual properties and trademarks (including various Internet websites) related to the financial planning and advisory industry. Mr. Porcelain has served as an Adjunct Professor at St. John’s University located in New York where he taught graduate level accounting courses. Mr. Porcelain has a B.S. in Business Economics from State University of Oneonta, New York, a M.S. in Accounting and an M.B.A. degree from Binghamton University. Mr. Porcelain’s knowledge and experience in accounting matters qualify him to serve as a Director.

Michael N. Taglich and Robert F. Taglich are brothers.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation for serving as directors and may receive option grants from our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Leadership Structure and Risk Oversight

The Board does not have a policy requiring separation of the roles of Chief Executive Officer and Chairman of the Board. The Board has determined that a non-employee director serving as Chairman is in the best interests of our stockholders at this time. This structure ensures a greater role of non-employee Directors in the active oversight of our business, including risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of day-to-day operations.

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

Our Board of Directors has determined that David Buonanno, Peter Rettaliata, Michael Brand and Michael Porcelain are “independent directors” within the meaning of NYSE American Rule 803A(2).

Director Compensation

Non-employee Directors are entitled to receive compensation for serving as directors and may receive option grants from our Company. Each Director also is entitled to be reimbursed for all traveling, hotel and incidental expenses reasonably incurred in attending meetings of our Board of Directors or committees of our Board of Directors or stockholder meetings or otherwise in connection with the discharge of his duties as a Director. The compensation committee assists the directors in reviewing and approving the compensation structure for our directors.

The following table sets forth certain information regarding the compensation paid to, earned by or accrued for, our directors during the fiscal year ended December 31, 2021.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Taglich	—	63,254	7,050	—	—	—	70,304
Robert Taglich	—	63,254	7,050	—	—	—	70,304
David Buonanno	32,456	—	7,050	—	—	—	39,506
Michael Brand	32,456	—	7,050	—	—	—	39,506
Michael Porcelain	—	49,660	7,050	—	—	—	56,710
Peter Rettaliata	—	35,800	7,050	—	—	—	42,850

(1)	Director fees paid in shares.

Board Meetings; Committees and Membership

The Board of Directors held four meetings during the fiscal year ended December 31, 2021 and each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NYSE American Rule 803A(2), except that Michael Taglich serves as a member of the Compensation Committee. Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters are available on our website at airindustriesgroup.com under the heading “Investor Relations.”

Audit Committee. Messrs. Porcelain, Buonanno and Brand are members of the Audit Committee. Mr. Porcelain serves as Chairman of the Audit Committee and qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has determined that each member of our Audit Committee meets the financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and the independence requirements under NYSE American Rule 803A(2). The Audit Committee held four meetings during fiscal 2021.

 Our Audit Committee is responsible for preparing reports, statements and charters of audit committees required by the federal securities laws, as well as:

●	overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

●	preparing the report that is included in our annual proxy statement;

●	overseeing and monitoring our independent registered public accounting firm’s qualifications, independence and performance;

●	providing the Board with the results of its monitoring and its recommendations; and

●	providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

Compensation Committee. Our Compensation Committee is composed of Messrs. Buonanno, Brand and Michael Taglich. Our Board of Directors has determined that membership on the Compensation Committee by Mr. Taglich at this time is in the best interests of our Company and its shareholders. Mr. Taglich serves on the board of a number of public and private companies, including small cap growth companies and is familiar with compensation policies, structures and levels that are necessary to properly incentivize executives while protecting the interests of shareholders. The Compensation Committee held two meetings during fiscal 2021.

The Compensation Committee is responsible for:

●	establishing our company’s general compensation policy, in consultation with senior management, and overseeing the development and implementation of compensation programs;

●	reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, and evaluating the performance of the CEO at least annually in light of those goals and objectives and communicating the results of such evaluation to the CEO and the Board, and determining the CEO’s compensation level based on this evaluation, subject to ratification by the independent directors on the Board. In determining the incentive component of CEO compensation, the Committee will consider, among other factors, the performance of our company and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may determine to be appropriate;

●	reviewing and approving the compensation of all other executive officers of our company, such other managers as may be directed by the Board, and the directors of our company;

●	overseeing the Board’s benefit and equity compensation plans, overseeing the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Committee by any of these plans;

●	approving issuances under, or any material amendments to, any stock option or other similar plan pursuant to which a person not previously an employee or director of our company, as an inducement material to the individual’s entering into employment with our company, will acquire stock or options;

●	in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing the company’s policies on structuring compensation programs to preserve related tax objectives;

●	reviewing and approving any severance or similar termination payments proposed to be made to any current or former officer of our company; and

●	preparing an annual report on executive compensation for inclusion in our proxy statement for the election of directors, if required under the applicable SEC rules.

Nominating Committee. Our Nominating Committee is composed of Messrs. Brand, Porcelain and Rettaliata. The purpose of the Nominating Committee is to seek and nominate qualified candidates for election or appointment to our Board of Directors. The Nominating Committee held one meeting during fiscal 2021.

The Nominating Committee will seek candidates for election and appointment that possess the integrity, leadership skills and competency required to direct and oversee the Company’s management in the best interests of its stockholders, customers, employees, communities it serves and other affected parties.

A candidate must be willing to regularly attend Committee and Board of Directors meetings, to develop a strong understanding of our company, its businesses and its requirements, to contribute his or her time and knowledge to our company and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of all corporate governance concepts and the legal duties of a director of a public company.

Stockholders may contact the Nominating Committee Chairman, the Chairman of the Board or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee’s qualifications and a method to contact that nominee if the Nominating Committee so chooses.

Stockholder Communications

Any stockholder who desires to contact any of our Directors can write to Air Industries Group, 1460 Fifth Avenue, Bay Shore, New York 11706, Attention: Stockholder Relations. Your letter should indicate that you are an Air Industries Group stockholder. Depending on the subject matter, our stockholder relations personnel will:

●	forward the communication to the Director(s) to whom it is addressed;

●	forward the communication to the appropriate management personnel;

●	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officers, senior financial officers and persons performing similar functions. Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

Information Concerning Executive Officers

Our Executive Officers are set forth in the table below along with their ages and positions.

Name	Age	Office
Luciano (Lou) Melluzzo	57	President and Chief Executive Officer
Michael E. Recca	71	Chief Financial Officer

Luciano (Lou) Melluzzo has been our President and Chief Executive Officer since November 2017. He joined our company in September 2017 as Chief Operating Officer. From November 2003 to September 2011, Mr. Melluzzo was employed in various capacities by EDAC Technologies Corporation (“EDAC”), a designer, manufacturer and distributor of precision aerospace components and assemblies, precision spindles and complex fixturing, tooling and gauging with design and build capabilities, whose shares were then listed on the Nasdaq Capital Market. He served as EDAC’s Vice President and Chief Operating Officer from November 2005 until February 2010. From September 2011 to November 2015, Mr. Melluzzo was self-employed in the residential real estate redevelopment industry. From November 2015 to January 2017, he was general manager of Polar Corporation, a privately-held company specializing in computer numeric controlled milling and turning of small hardware components for the aerospace industry.

Michael E. Recca has been our Chief Financial Officer since October 2016. Mr. Recca has been engaged by us since September 2008 in a variety of positions related to our capital finance and acquisition programs. Most recently he served as Chief of Corporate Development & Capital Markets, a position in which he directed our acquisition program and coordinated with our lenders. Mr. Recca received a Bachelor of Arts degree from the SUNY Stony Brook and an MBA from Columbia University.

Executive Compensation

The following summary compensation table shows, for the periods indicated, information regarding the compensation awarded to, earned by or paid to each individual that served as our principal executive officer during the fiscal year ended December 31, 2021 and each other executive officer whose compensation for the 2021 fiscal year exceeded $100,000 for all services rendered in all capacities to our company and its subsidiaries. The individuals listed in the following table are referred to herein collectively as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive Plan Information ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)

Luciano Melluzzo	2021	350,000	-	-	207,000	148,750	-	10,800	(1)	716,550
President and CEO	2020	356,731	-	-	102,000	105,000	-	10,800	(1)	574,351

Michael Recca	2021	249,998	-	-	124,000	67,750	-	5,400	(1)	447,148
CFO	2020	247,559	-	-	51,000	45,000	-	5,400	(1)	348,994

(1)	Represents car allowance.

Our executive officers named in the above table do not have employment agreements providing for a fixed term of employment. Both are employees at will terminable at any time without any severance, other than that payable to employees generally.

Executive Compensation Policies as They Relate to Risk Management

The Compensation Committee and management have considered whether our compensation policies might encourage inappropriate risk taking by the Company’s executive officers and other employees. The Compensation Committee has determined that the current compensation structure aligns the interests of the executive officers with those of the Company without providing rewards for excessive risk taking by awarding a mix of fixed and performance based or discretionary bonuses with the performance-based compensation focused on profits as opposed to revenue growth.

The Compensation Committee working with management adopts a plan each year intended to award members of our management including executive officers for meeting or exceeding targeted goals, The Committee believes the amounts to be paid to Messrs. Melluzzo and Recca for services rendered in fiscal 2021 are appropriate in light of the significant improvement in our financial performance in 2021.

Outstanding Equity Awards at 2021 Year-End

The following table shows certain information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Luciano Melluzzo	66,666	133,334	$1.03	3/31/2025	—	—
	133,333	66,667	0.88	1/31/2024	—	—
	270,000	—	1.50	9/30/2024	—	—

Michael Recca	33,333	66,667	1.03	3/31/2025	—	—
	60,000	30,000	0.88	1/31/2024	—	—
	40,000	10,000	1.42	7/24/2024	—	—
	50,000	—	10.31	5/1/2021	—	—

Equity Incentive Plans

We have four equity incentive plans, the 2017 Equity Incentive Plan (the “2017 Plan”), which our Board of Directors adopted in July 2017 and our stockholders approved in October 2017, the 2016 Equity Incentive Plan (“the “2016 Plan”), which our Board of Directors adopted in June 2016 and our stockholders approved in November 2016, the 2015 Equity Incentive Plan (the “2015 Plan”), which our Board of Directors adopted in March 2015 and our stockholders approved in June 2015, and the 2013 Equity Incentive Plan (the “2013 Plan”), which our Board of Directors adopted in May 2013 and our stockholders approved in July 2013. The Plans are virtually identical, except that the 2017 Plan authorizes the issuance of 1,200,000 shares of Common Stock, the 2016 Plan and the 2015 Plan authorize the issuance of 350,000 shares of Common Stock and the 2013 Plan authorizes the issuance of 600,000 shares of Common Stock.

The Plans permit the Company to grant stock awards and non-qualified and incentive stock options to employees, directors and consultants. The Plans are administered by the Compensation Committee of the Board and each has a term of ten years from the date it was adopted by the Board.

We adopted the Plans to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Transactions with Related Persons

Our Policy Concerning Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our Directors or Executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

There were no transactions completed by us since January 1, 2021 in which the amount involved exceeded $120,000 and in which any related person had a direct or indirect material interest, except that on January 1, 2021, subordinated notes due to Michael and Robert Taglich and Taglich Brothers, Inc., in the aggregate principal amount of $6,412,000, were amended to include all accrued interest through December 31, 2020 in the principal balance of the notes. These notes are subordinate to our loan facility with Webster Bank and are due on July 1, 2026. There are no transactions currently proposed by us in which a related party has a direct or indirect financial interest in which the amount involved exceeds $120,000.

Board Independence

Our Board of Directors has determined that David Buonanno, Peter Rettaliata, Michael Brand and Michael Porcelain are “independent directors” within the meaning of NYSE American Rule 803A(2).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding beneficial ownership of our Common Stock as of April 28, 2022 by (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors, (iii) our chief executive officer and the other Named Executive Officers, and (iv) all of our directors and executive officers as a group.

Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to the shares attributed to them, subject to community property laws, where applicable. As of April 28, 2022, we had outstanding 32,183,221 shares of Common Stock. Except as stated in the table, the address of the holder is c/o our company, 1460 Fifth Avenue, Bay Shore, New York 11706.

Directors and Executive Officers:	Number of Shares Beneficially Owned		Percent
Michael N. Taglich	6,850,323	(1)	19.70%
Robert F. Taglich	4,682,304	(2)	13.68%
Peter D. Rettaliata	263,020	(3)	*
David Buonanno	98,540	(4)	*
Michael Brand	162,004	(5)	*
Michael Porcelain	232,345	(6)	*
Luciano Melluzzo, President and CEO	996,667	(7)	3.09%
Michael Recca, CFO	365,000	(8)	1.12
All Directors and Executive Officers as a group (9 persons owning shares)	13,392,758	(9)	34.62%

Beneficial Ownership of More Than 5% of Shares:
Richmond Brothers, Inc. et al.(10)	2,242,374	(10)	(10)
David S. Richman	3,153,960	(10)	(10)
Matthew J. Curfman	2,322,723	(10)	(10)

*	Less than 1%

(1)	Includes 4,028,743 shares owned by Mr. Taglich, 239,946 shares owned by Taglich Brothers, 2,369,043 shares he may acquire upon conversion of convertible notes (including 172,267 shares which may be acquired by Taglich Brothers), but excluding shares for interest accrued thereon after December 31, 2020, 164,091 shares he may acquire upon exercise of warrants (including 17,500 shares which may be acquired by Taglich Brothers) and 48,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(2)	Includes 2,347,658 shares owned by Mr. Taglich, 239,946 shares owned by Taglich Brothers, 44,760 shares owned by custodial accounts for the benefit of his children under the NY UGMA, 1,861,324 shares he may acquire upon conversion of convertible notes (including 172,267 shares that may be acquired by Taglich Brothers), but excluding shares for interest accrued thereon after December 31, 2020, 140,090 shares he may acquire upon exercise of warrants (including 17,500 shares which may be acquired by Taglich Brothers, and 3,416 shares which may be acquired as custodian for his children) and 48,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(3)	Includes 92,500 shares he may acquire upon exercise of options exercisable within 60 days.

(4)	Includes 1,016 shares he may acquire upon exercise of warrants and 49,500 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(5)	Includes 99,500 shares he may acquire upon exercise of options exercisable within 60 days.

(6)	Includes 59,500 shares he may acquire upon exercise of options exercisable within 60 days.

(7)	Includes 896,667 shares he may acquire upon exercise of options exercisable within 60 days.

(8)	Represents shares he may acquire upon exercise of options exercisable within 60 days.

(9)	Includes 4,230,674 shares that may be acquired upon conversion of convertible notes, 287,697 shares that may be acquired upon exercise of warrants and 1,660,667 shares that may be acquired upon exercise of options, in each case exercisable within 60 days.

(10)	The share information set forth below is based on the amended Schedule 13D filed with the SEC and the Company on October 22, 2021 reflecting ownership as of that date. By virtue of their Joint Filing Agreement, dated October 9, 2018, the persons and entities affirm their membership in a group under SEC Rule 13d-5(b) and the group is deemed to beneficially own all of the shares beneficially owned by the group members. The beneficial ownership percentages of each of the group members set forth below is based upon 32,183,221 shares outstanding as of April 28, 2022.

	Sole Voting Power		Shared Voting Power	Sole Dispositive Power		Shared Dispositive Power		Total		Percent
Richmond Brothers, Inc.(a)	—		—	—		2,242,374	#	4,321,837	#	13.3%

RBI Private Investment II, LLC	15,333		—	15,333		—		15,333		*

RBI Private Investment III, LLC	825,059	+	—	825,059	+	—		825,059	+	2.54%

RBI PI Manager, LLC(b)	840,392	+	—	840,392	+	—		840,392	+	2.59%

Richmond Brothers 401(k) Profit Sharing Plan	71,194		—	71,194		—		71,194		*

David S. Richmond(c)	840,392	+	71,194	840,392	+	2,242,374	#	3,153,960	+#	9.80%

Matthew J. Curfman(d)	9,155		91,194	9,155		2,242,374	#	2,322,723	#	7.21%

(a)	Held as investment advisor to certain separately managed accounts.

(b)	Includes the shares owned by RBI Private Investment II, LLC and RBI Private Investment III, LLC.

(c)	Sole voting and dispositive power include shares owned by Mr. Richmond directly and by RBI Private Investment II, LLC and RBI Private Investment III, LLC. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc. and the Profit Sharing Plan.

(d)	Sole voting and dispositive power include shares owned by Mr. Curfman. Shared voting and dispositive power include shares owned by Richmond Brothers, Inc. and the Profit Sharing Plan.

#	Includes 312,000 shares which may be acquired upon exercise of warrants.

+	Includes 280,000 shares which may be acquired upon exercise of warrants.

*	Less than 1 percent

The address for Richmond Brothers, Inc., RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman is 3568 Wildwood Avenue, Jackson, Michigan 49202.

Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent within the meaning of NYSE MKT Rule 803A(2). The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2021 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2021 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Marcum, LLP. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Respectfully submitted,

THE AUDIT COMMITTEE

Michael D. Porcelain, Chairman David J. Buonanno Michael Brand

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL TWO

Independent Registered Public Accounting Firm

The Audit Committee has appointed Marcum LLP to serve as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2022. Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) served as our independent registered public accounting firm and audited our consolidated financial statements for the fiscal year ending December 31, 2021. Effective February 1, 2022, Rotenberg combined with Marcum LLP. Rotenberg continues to operate as our independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Neither Rotenberg nor Marcum expects to have a representative present at our Annual Meeting.

We are asking our stockholders to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Marcum LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be provided by our independent auditors. All of the fees paid to Rotenberg for all audit and permissible non-audit services were approved by the Audit Committee. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. The Audit Committee has considered the role Rotenberg served in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm’s independence in the conduct of its auditing functions and is compatible with the maintenance of such firm’s independence and with the independence of Marcum LLP, in the conduct of their auditing functions.

During fiscal year 2021 and fiscal year 2020, the aggregate fees which we paid to or were billed by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for professional services were as follows:

	Year Ended December 31,
	2021	2020
Audit Fees(1)	$344,000	$455,000
Audit Related fees(2)	3,000	3,000
Tax Fees(3)	65,000	79,000
	$412,000	$537,000

(1)	Fees for services to perform our annual audit of financial statements, review of financial statements included in our quarterly filings included in Form 10-Q, and fees for services that are normally provided by the accountant for statutory and regulatory filings. This category includes fees for services rendered that only the auditor reasonably can provide, including comfort letters, consents, assistance with and review of documents filed with the SEC and accounting and financial reporting consultations billed as audit services. The annual audit fee included in this category was $253,000 and $303,000 for 2021 and 2020, respectively. The balance of the fees in this category were for the reviews of our quarterly financial statements.

(2)	Fees for assurance and related services that are traditionally performed by our independent registered public accounting firm, such as due diligence services related to mergers and acquisitions, accounting consultation and audits in connections with acquisitions, consultation concerning financial accounting and reporting standards not classified as audit fees and attest services not required by statute or regulation.

(3)	Fees for tax compliance, tax advice and planning. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

The proposal to ratify the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the outstanding shares of common stock cast in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL TWO

PROPOSAL THREE

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2021, as disclosed in this Proxy Statement. This is commonly known as a “say on pay” vote. Stockholders are urged to read the Summary Compensation Table and other related compensation narrative disclosure that describe the compensation of our most highly-compensated executive officers in fiscal year 2021.

Specifically, Stockholders will be asked to cast a vote to approve the following resolution:

RESOLVED, that the stockholders of Air Industries Group approve, on an advisory basis, the compensation of the named executive officers of Air Industries Group, as set forth in its proxy statement for the 2022 Annual Meeting, including the Summary Compensation Table and the accompanying narrative disclosure therein.

Our Board of Directors, with the guidance of our Compensation Committee, has endeavored to structure the compensation packages of our executive officers to tie total compensation to long term performance that supports shareholder value, as reflected in our stock price. While doing so, we have sought to provide sufficient fixed compensation in the form of salary and cash bonuses to avoid any determination by our executive officers to take undue risks for the benefit of short term gains in our stock price.

The “say on pay” vote is advisory only, meaning that it is non-binding on the Company. However, as a matter of good corporate governance, our Board and Compensation Committee will carefully consider the voting results of this proposal in determining the future compensation of our named executive officers. After the 2022 Annual Meeting, our next advisory vote on executive compensation will occur at our 2025 Annual Meeting.

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

AIR INDUSTRIES GROUP 2022 EQUITY INCENTIVE PLAN

On March 15, 2022, our Board of Directors adopted our 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan is virtually identical to our 2017 Equity Incentive Plan (the “2017 Plan”), except that it authorizes the issuance of 1,000,000 shares of common stock as compared to 1,200,000 shares authorized under the 2017 Plan.

The Board is submitting the 2022 Plan to stockholders for their approval at the Annual Meeting. The proposal to approve the 2022 Plan will require the affirmative vote of the holders of a majority of the votes cast in person or proxy by the holders of the outstanding shares of common stock as of the record date.

The material features of the 2022 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2022 Plan, which is set forth as Appendix A to this Proxy Statement.

Background and Purpose

The 2022 Plan provide for grants of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property.

The Board adopted the 2022 Plan to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Summary of the 2022 Plan

Shares Available for Awards

The total number of shares of our common stock that may be subject to awards under the 2022 Plan is 1,000,000 shares. Under the 2022 Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the Board or the Compensation Committee serving as the plan administrator. To date, we have not granted any awards pursuant to the 2022 Plan and no determination has been made regarding future awards or grants under the 2022 Plan, or as to the benefits or amounts that will be received by or allocated to our non-employee directors, executive officers, employees and other eligible individuals under the 2022 Plan.

Limitations on Awards

The plan administrator, in its discretion, may proportionately adjust the number of shares covered by each outstanding Award, and the number of shares authorized for issuance under the 2022 Plan but as to which no Awards have yet been granted or which have been returned to the 2022 Plan, the exercise or purchase price of each outstanding Award, as well as any other terms that the plan administrator determines require adjustment for (1) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, (2) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, or (3) as the plan administrator may determine in its discretion, and any other transaction with respect to common stock to which Section 424(a) of the Internal revenue Code of 1986, as amended (the “Code”), applies. Such adjustment shall be made by the plan administrator and its determination shall be final, binding and conclusive.

Eligibility

The persons eligible to receive awards under the 2022 Plan consist of officers, directors, employees, and consultants of our Company and those of our affiliates. However, incentive stock options may be granted under the 2022 Plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the 2022 Plan. Approximately 200 individuals are eligible to participate in the 2022 Plan.

Administration

The 2022 Plan is administered by our Compensation Committee or another committee appointed by our Board of Directors, or in the absence of any such committee, the Board of Directors (our Board of Directors and any committee(s) delegated to administer the Plan, including the Compensation Committee, are referred to as the “plan administrator”).  The Compensation Committee, or such other committee appointed from time to time by the Board of Directors to administer the 2022 Plan, is intended to consist of three or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act and the rules of the Financial Industry Regulatory Authority, a non-employee director as defined in Rule 16b-3, an “outside director” as defined under Section 162(m) of the Code and an “independent” director within the meaning of NYSE MKT Rule 303A.02. If for any reason the plan administrator does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the plan administrator will not be affected. Subject to the terms of the 2022 Plan, the plan administrator has the full authority to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2022 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2022 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion; provided that any amendment that adversely affects the rights of the award recipient must receive the approval of such recipient.

Stock Options and Stock Appreciation Rights

The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights (“phantom stock”), which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise or purchase price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and a non-qualified stock option must not be less than 100% of the fair market value of a share of our common stock on the grant date; provided, however, that in the case of an ISO granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company, the exercise or purchase price must not be less than 110% of the fair market value of a share of our common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no ISO may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares and outstanding awards or other property having a fair market value equal to the exercise price. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock

The plan administrator is authorized to grant restricted stock. Restricted stock is a grant of shares of our common stock, subject to restrictions on transfers, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as may be established by the plan administrator. A grantee granted restricted stock generally has all of the rights of one of our shareholders, unless otherwise determined by the plan administrator.

Stock Based Awards

The plan administrator is authorized to grant awards under the 2022 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

Performance Awards

The plan administrator is authorized to grant awards which may be earned in whole or in part upon attainment of performance criteria and which may be settled for cash, shares of our common stock, other securities or a combination of cash, shares of our common stock or other securities. The right of a grantee to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to satisfaction of performance criteria, which may be based on any one, or combination of, the following factors: increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, or personal management objectives. Partial achievement of the specified criteria may result in a partial payment or vesting as specified in the award agreement.

Other Terms of Awards

The plan administrator shall have the authority to determine the provisions, terms, and conditions of each award including, but not limited to, the award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, shares of our common stock, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. The plan administrator may establish one or more programs under the 2022 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the grantee to payment or receipt of shares of our common stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares of our common stock or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

The plan administrator may establish one or more programs under the 2022 Plan to permit selected grantees to exchange an award under the 2022 Plan for one or more other types of awards under the 2022 Plan on such terms and conditions as determined by the plan administrator from time to time. The plan administrator may establish one or more separate programs under the 2022 Plan for the purpose of issuing particular forms of awards to one or more classes of grantees on such terms and conditions as determined by the plan administrator from time to time.

Awards granted under the 2022 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable legal restrictions. The plan administrator may also provide that, in the event that a grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a “blind” trust, may be authorized by the plan administrator to act on behalf of and for the benefit of the respective grantee with respect to any outstanding awards.

Acceleration of Vesting; Change in Control

The plan administrator shall have the authority, so long as an Award is outstanding, exercisable either in advance of certain actual or anticipated corporate transactions which will result in a change in control (as defined in the 2022 Plan) or at the time of an actual change in control, to provide for the full automatic vesting and exercisability of one or more outstanding unvested awards under the 2022 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator also shall have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the grantee within a specified period following the effective date of the change in control. Upon the occurrence of a change in control, all outstanding awards under the 2022 Plan shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2022 Plan, except shareholder approval shall be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. No award may be granted during any suspension of the 2022 Plan or after termination of the 2022 Plan. Any amendment, suspension or termination of the 2022 Plan shall not affect Awards already granted, and such awards shall remain in full force and effect as if the 2022 Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the grantee and the plan administrator, which agreement must be in writing and signed by the grantee and the Company.

Unless earlier terminated by our Board of Directors, the 2022 Plan will terminate ten years after its adoption by our Board of Directors.

Federal Income Tax Consequences of Awards

The information set forth herein is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2022 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Incentive Stock Options

The 2022 Plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Stock Appreciation Rights

We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options.

With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash or the strike price of the rights is less than the fair market value of the underlying stock on the grant date (whether the appreciation is paid in cash or stock), the cash or stock will be taxable as ordinary compensation income to the recipient at the time that the payment is received, so long as the payment may only be received upon one of the following events: a fixed calendar date, separation from service, death, disability or a change of control. If delivery occurs on another date, the taxable event will be on the date the stock appreciation right is vested and there will be an additional twenty percent excise tax and interest on any taxes owed.

At this time, due to the complex and unfavorable tax consequences, we do not plan on granting any tandem stock appreciation rights.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2023 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to Air Industries Group, 1460 Fifth Avenue, Bay Shore, NY 11706, Attention: Corporate Secretary, which must be received at our executive office on or before February 22, 2023 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2023 proxy solicitation materials or consideration at the 2023 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

In addition to satisfying the requirements under our Company’s bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than those nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2023.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”), is enclosed with this Proxy Statement and is available on our website (http://www. airindustriesgroup.com). We will provide copies of the exhibits to the 2021 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at (631) 328-7078 or by mail to Air Industries Group, 1460 Fifth Avenue, Bay Shore, NY 11706. The 2021 Form 10-K and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,

May 6, 2022	/s/ Luciano Melluzzo
President and Chief Executive Officer

Appendix A

AIR INDUSTRIES GROUP

2022 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.

The purposes of this Equity Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

 2. Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any Committee appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of a then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:

(i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii) performance of any act or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity;

(iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(h) “Change in Control” means, unless otherwise provided in an Agreement, one of the following:

(i) Individuals who are Continuing Directors cease for any reason to constitute 50% or more of the Directors of the Company; or

(ii) 30% or more of the outstanding voting power of the outstanding capital stock of the Company is acquired or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by any Person other than those who beneficially own such shares as of the date hereof; or

(iii) the consummation of a “reverse merger” or a merger or consolidation of the Company with or into another entity, a statutory share exchange, a sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the Company’s assets, or a similar business combination (each, a “Business Combination”), in each case unless, immediately following such Business Combination, (x) all or substantially all of the beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of the Company’s Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the voting power of the then outstanding shares of voting stock (or comparable voting equity interests) of the surviving or acquiring entity resulting from such Business Combination (including such beneficial ownership of an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), in substantially the same proportions (as compared to the other beneficial owners of the Company’s Voting Stock immediately prior to such Business Combination) as their beneficial ownership of the Company’s Voting Stock immediately prior to such Business Combination, and (y) no Person beneficially owns, directly or indirectly, 30% or more of the voting power of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity (other than a direct or indirect parent entity of the surviving or acquiring entity, that, after giving effect to the Business Combination, beneficially owns, directly or indirectly, 100% of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity); or

(iv) approval by the shareholders of a definitive agreement or plan to liquidate or dissolve the Company.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then, solely for purposes of applying such change in the time or form of payment provision, a Change in Control shall be deemed to have occurred upon an event described in this Section 2(e) only if the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Air Industries Group, a Nevada corporation.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Director” means an individual (A) who is, as of the effective date of the Plan, a director of the Company, or (B) who becomes a director of the Company after the effective date hereof and whose initial appointment, or nomination for election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors; provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened contested election by any Person (other than the Board of Directors) seeking the election of such nominee in which the number of nominees exceeds the number of directors to be elected shall not be a Continuing Director.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or a Related Entity, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). For purposes of Incentive Stock Options, no such approved leave of absence may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(r) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(s) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:  (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange or national market system determined by the Administrator to be the primary market for the Common Stock, or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share on the OTC Bulletin Board or other inter-dealer quotation service for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) in the absence of an established market for the Common Stock of the type described in subparagraph (i), above, the Fair Market Value shall be determined by the Administrator in good faith.

(v) “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(x) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(aa) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(cc) “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(dd) “Plan” means this 2022 Equity Incentive Plan.

(ee) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ff) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(hh) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ii) “Share” means a share of the Common Stock.

(jj) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(kk) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration with Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time. Except for the power to amend the Plan as provided in Section 13 and except for determinations regarding Employees who are subject to Section 16 of the Exchange Act or certain key Employees who are, or may become, as determined by the Board or the Committee, subject to Section 162(m) of the Code compensation deductibility limit, and except as may otherwise be required under applicable stock exchange rules, the Board or the Committee may delegate any or all of its duties, powers and authority under the Plan pursuant to such conditions or limitations as the Board or the Committee may establish to any Officer or Officers of the Company

(iii) Administrative Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection, such Award shall be presumptively valid as of its grant date to the extent permitted by Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder, including such performance criteria as the Committee shall deem appropriate;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5. Eligibility.

Awards including Incentive Stock Options may be granted to Employees, Directors and Consultants, provided that Incentive Stock Options may be granted only to those Employees, Directors and Consultants as permitted by the Code. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to Employees, Directors or Consultants who are residing in foreign jurisdictions.

6. Terms and Conditions of Awards.

(a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, (iii) a SAR, phantom stock right or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iv) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, phantom stock, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative; provided that only Employees shall be eligible to receive Incentive Stock Option.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration, including cashless exercise) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a partial payment or vesting as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(j) Transferability of Awards. Except as otherwise provided in this Section, all Awards under the Plan shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the Grantee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction. Notwithstanding the preceding sentence, the Board or the Committee may provide that any Award of Non-Qualified Stock Options may be transferable by the recipient to family members or family trusts established by the Grantee. The Board or the Committee may also provide that, in the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, a third party, including but not limited to a “blind” trust, may be authorized by the Board or the Committee to act on behalf of and for the benefit of the respective Grantee with respect to any outstanding Awards. Except as otherwise provided in this Section, during the life of the Grantee, Awards under the Plan shall be exercisable only by him or her except as otherwise determined by the Board or the Committee. In addition, if so permitted by the Board or the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distributions under the Plan upon the death of the Grantee. Any Award held by a transferee shall continue to be subject to the terms and conditions that were applicable to the Award immediately before the transfer thereof.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

(l) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a written or electronic form approved by the Committee and shall be effective upon its receipt by the Company or an agent selected by the Company.

(m) Dividends and Dividend Equivalents. Unless otherwise specified in the Award Agreement, no dividends, dividend equivalents, or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Award Agreement that the Participant will be entitled to receive dividend equivalents on the Shares subject to the Award based on dividends actually declared on outstanding Shares.

7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option: (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or (B) granted to any Employee other than an Employee described in the preceding clause, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii) In the case of other Awards, such price as is determined by the Administrator.

(iv) Notwithstanding the foregoing provisions of this Section 7(a),in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the applicable laws of the jurisdiction in which the Company is then incorporated:

(i) cash;

(ii) check;

(iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines is appropriate;

(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v) with respect to options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi) with respect to options provided there is then an established market for the Common Stock, by a “cashless exercise” as a result of which the Grantee shall be entitled to receive that number of shares of Common Stock equal to the quotient of (i) the number of Options surrendered for exercise and (ii) the difference between the Fair Market Value (determined in accordance with clause (i) of Section 2(t) hereof) and the exercise price of the Option, in which case the number of Options surrendered for exercise shall be cancelled;

(vii) any combination of the foregoing methods of payment.

(c) Taxes. The Company or any Subsidiary, as applicable, shall have the right to (i) withhold from any cash payment made under the Plan or any other compensation or payments owed to a Grantee an amount sufficient to cover any required withholding taxes (including income taxes, social insurance contributions, payments on account, or any other taxes or charges owed by Grantee) related to the grant, vesting, exercise, or settlement of an Award, and (ii) require a Grantee or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes (as described above) before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the maximum individual statutory tax rates in the applicable jurisdictions) through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the Grantee or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

(d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee’s employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised upon the later of (x) receipt by the Company of written notice of such exercise in accordance with the terms of the Award by the person entitled to exercise the Award and (y) full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(iii) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

(c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization.

Subject to any required action by the stockholders of the Company, the Administrator may, in its discretion, proportionately adjust the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (c) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.  No adjustment shall be made pursuant to this Section 10 in a manner that would cause Incentive Stock Options to violate Code Section 422(b) or cause an Award to be subject to adverse tax consequences under Code Section 409A.

11. Change in Control and Related Entity Dispositions.

(a) Change in Control. Unless otherwise provided in an Award Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control. Nothing in this Section 11(a) shall limit the provisions of Section 11(c).

(i) Continuation, Assumption or Replacement. If the Company is the surviving entity and an outstanding Award is not adjusted as necessary to preserve the intrinsic value of the Award or if the Company’s successor does not irrevocably assume the Company’s obligations under this Plan or replace the outstanding Awards with Awards having substantially the same intrinsic value and having terms and conditions no less favorable to the Grantee than those applicable to the Awards immediately prior to the Change in Control then, without any action by the Committee or the Board, each such outstanding Option, SAR or other Award granted under the Plan shall become immediately fully vested (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested upon satisfaction of the performance criteria under the Award) and, if applicable, exercisable, in full.

(ii) Options and Stock Appreciation Rights. In the event of a Change in Control in which the Grantee’s outstanding Options and Stock Appreciation Rights granted under the Plan are continued, assumed, or replaced as provided in Section 11(a(1) above, such Options and Stock Appreciation Rights shall become immediately exercisable in full (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested upon satisfaction of the performance criteria under the Award) and shall remain exercisable for one year following the Grantee’s termination of Service if, within two years after the Change in Control, the Grantee’s Service:

(x) is terminated by the Company or a Related Entity without Cause; or

(y) terminates under circumstances that entitle the Grantee to accelerated exercisability under any individual employment agreement between the Grantee and the Company or Related Party, or any successor thereof.

(iii) Service-Based Awards. In the event of a Change in Control in which the Grantee’s outstanding service-based Restricted Stock, Stock Units, and other Awards granted under the Plan are continued, assumed or replaced as provided in Section 11(b)(1) above, such outstanding Awards will vest (and any restrictions on such Awards shall lapse) if, within two years after the Change in Control and during the vesting period of the Award, the Grantee’s Service is terminated by the Company or a Related Party without Cause.

(iv) Performance-Based Full Value Awards. In the event of a Change in Control in which the Grantee’s outstanding performance-based Awards granted under the Plan are continued, assumed, or replaced as provided in Section 11(a)(1) above, such outstanding performance-based Awards will be deemed to have satisfied any applicable performance-based vesting conditions, but will continue to be subject to any continuing service-based vesting requirements of the Awards. However, such outstanding performance-based Awards granted under the Plan will vest (and any restrictions on such Awards shall lapse) if, within two years after the Change in Control and during the continuing service-based vesting period of the performance-based Full Value Awards, the Participant’s Service is terminated by the Company or any Subsidiary without Cause.

Except as may be provided in an Award Agreement:

(b) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Change in Control or Related Entity Disposition or at the time of a Change in Control or Related Entity Disposition, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Change in Control or Related Entity Disposition. Effective upon the consummation of a Change in Control or Related Entity Disposition, all outstanding Awards under the Plan, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

(d) Reduction in Awards.

(i) When Applicable. Anything in this Plan to the contrary notwithstanding, the provisions of this Section 11(d) shall apply to a Grantee if an independent auditor selected by the Committee (the “Auditor”) determines that each of (x) and (y) below are applicable.

(x) Payments or distributions hereunder, determined without application of this Section 11(d), either alone or together with other payments in the nature of compensation to the Grantee which are contingent on a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or otherwise (but after any elimination or reduction of such payments under the terms of the Company’s Officer Income Continuation Plan, as amended), would result in any portion of the payments hereunder being subject to an excise tax on excess parachute payments imposed under Section 4999 of the Code.

(y) The excise tax imposed on the Grantee under Section 4999 of the Code on excess parachute payments, from whatever source, would result in a lesser net aggregate present value of payments and distributions to the Grantee (after subtraction of the excise tax) than if payments and distributions to the Grantee were reduced to the maximum amount that could be made without incurring the excise tax.

(ii) Reduced Amount. Under this Section 11(d) the payments and distributions under this Plan shall be reduced (but not below zero) so that the present value of such payments and distributions shall equal the Reduced Amount. The “Reduced Amount” (which may be zero) shall be an amount expressed in present value which maximizes the aggregate present value of payments and distributions under this Plan which can be made without causing any such payment to be subject to the excise tax under Section 4999 of the Code. The determinations and reductions under this Section 11(d)(ii) shall be made after eliminations or reductions, if any, have been made under the Company’s Officer Income Continuation Plan, as amended.

(iii) Procedure. If the Auditor determines that this Section 11(d) is applicable to a Grantee, it shall so advise the Committee in writing. The Committee shall then promptly give the Grantee notice to that effect together with a copy of the detailed calculation supporting such determination which shall include a statement of the Reduced Amount. Such notice shall also include a description of which and how much of the Awards shall be eliminated or reduced (as long as their aggregate present value equals the Reduced Amount). For purposes of this Section 11(d), Awards shall be reduced in the following order: (1) Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, as determined under applicable IRS guidance; (2) pro rata among Awards that constitute deferred compensation subject to Code Section 409A; and (3) if a further reduction is necessary to reach the Reduced Amount, among the Awards that are not subject to Code Section 409A. Present value shall be determined in accordance with Code Section 280G. All the foregoing determinations made by the Auditor under this Section 11(d) shall be made as promptly as practicable after it is determined that excess parachute payments (as defined in Section 280G of the Code) will be made to the Grantee if an elimination or reduction is not made. As promptly as practicable, the Company shall provide to or for the benefit of the Grantee such amounts and shares as are then due to the Grantee under this Plan and shall promptly provide to or for the benefit of the Grantee in the future such amounts and shares as become due to the Grantee under this Plan.

(iv) Corrections. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Auditor hereunder, it is possible that payments or distributions under this Plan will have been made which should not have been made (“Overpayment”) or that additional payments or distributions which will have not been made could have been made (“Underpayment”), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Auditor, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Grantee which the Auditor believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Grantee which the Grantee shall repay together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Grantee if and to the extent such payment would not reduce the amount which is subject to the excise tax under the Code. In the event that the Auditor, based upon controlling precedent, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid to or for the benefit of the Grantee together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

(v) Non-Cash Benefits. In making its determination under this Section 11(d), the value of any non-cash benefit shall be determined by the Auditor in accordance with the principles of Section 280G(d)(3) of the Code.

(vi) Determinations Binding. All determinations made by the Auditor under this Section 11(d) shall be binding upon the Company, the Committee, and the Participant.

12. Effective Date and Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 13 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) Any amendment, suspension or termination of the Plan (including expiration of the Plan under Section 11) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

(d) Amendment of Awards. Subject to Section 13(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any Grantee under the applicable Award without the Grantee’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules.

(e) No Option or SAR Repricing. Except as provided in Section 11(a), no Option or Stock Appreciation Right granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise price or any new Award, be repurchased by the Company or any Related Party, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option or Stock Appreciation Right (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option or Stock Appreciation Right), unless such action is first approved by the Company’s shareholders.

(f) Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, corporate reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship.

The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16. Unfunded Plan.

Unless otherwise determined by the Board or the Committee, the Plan shall be unfunded and shall not create (or construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right (unless otherwise determined by the Board or the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

17. No Effect on Retirement and Other Benefit Plans.

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

18. Stockholder Approval.

The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

19. Other Provisions.

(a) Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state, federal and foreign securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. No such restriction shall affect the termination date of an Award, which shall be suspended until such restriction is removed. During any period in which the offering and issuance of Shares under the Plan are not registered under federal or state securities laws, Grantees shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any book-entry or stock certificate evidencing Shares issued under the Plan that are subject to such securities law restrictions shall be accompanied by or bear an appropriate restrictive legend.

(b) Other Benefit and Compensation Programs. Payments and other benefits received by a Grantee under an Award made pursuant to the Plan shall not be deemed a part of a Grantee’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or a Related Party unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(c) Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of New York without regard to its conflicts-of-law principles and shall be construed accordingly.

(d) Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(e) Code Section 409A. (i) It is intended that (X) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (Y) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(ii) If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(iii) If any amount shall be payable with respect to any such Award as a result of a Grantee’s “separation from service” at such time as the Grantee is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Grantee’s separation from service or (ii) the Grantee’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

(iv) Any cancellation or termination of an Award and its liquidation may only be made if and only to the extent and at the time permitted under Code Section 409A.

(f) Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it to Grantee who are subject to Section 16 of the Exchange Act shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 16(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(g) Compensation Recoupment Policy. Awards may be made subject to any compensation recoupment policy adopted by the Board or the Committee at any time prior to or after the effective date of the Plan, and as such policy may be amended from time to time after its adoption. The compensation recoupment policy shall be applied to any Award that constitutes the deferral of compensation subject to Code Section 409A in a manner that complies with the requirements of Code Section 409A.

AIR INDUSTRIES GROUP
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 21, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Air Industries Group in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 21, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Michael N. Taglich 02) Peter D. Rettaliata 03) Robert F. Taglich 04) David J. Buonanno 05) Michael Brand
06) Michael D. Porcelain

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Ratification of the appointment of MARCUM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named Executive Officers for 2021.	☐	☐	☐
4. Approval of the Air Industries Group 2022 Equity Incentive Plan.	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Item 1 and FOR Items 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000571653_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com

AIR INDUSTRIES GROUP
Annual Meeting of Stockholders
June 22, 2022
This Proxy is Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Luciano Melluzzo and Michael E. Recca, and either of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Air Industries Group (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on June 22, 2022, at the offices of the Sterling Engineering Corp., 236 New Hartford Road, Barkhamsted, Connecticut 06063, and at any adjournment or postponement thereof .

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

0000571653_2 R1.0.0.24

Continued and to be signed on reverse side

Your **Vote** Counts!

AIR INDUSTRIES GROUP

2022 Annual Meeting

Vote by June 21, 2022

11:59 PM ET

AIR INDUSTRIES GROUP
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

You invested in AIR INDUSTRIES GROUP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2022.**

Get informed before you vote

View the Annual Report on Form 10-K, Notice of Meeting, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 08, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 22, 2022
10:00 AM EDT

At the Office of Sterling Engineering Corp.
236 New Hartford Rond
Barkhamsted, Connecticut
06063

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Michael N. Taglich 02) Peter D. Rettaliata 03) Robert F. Taglich 04) David J. Buonanno 05) Michael Brand 06) Michael D. Porcelain	For
2.	Ratification of the appointment of MARCUM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3.	Approval, on an advisory basis, of the compensation of the named Executive Officers for 2021.	For
4.	Approval of the Air Industries Group 2022 Equity Incentive Plan.	For

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Item 1 and FOR Items 2, 3 and 4.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.